                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report: (Date of earliest event reported)
                               September 17, 2002

                         Commission file number 0-24787

                       AFFILIATED COMPUTER SERVICES, INC.
             (Exact name of registrant as specified in its charter)

                 Delaware                                   51-0310342
---------------------------------------------- ---------------------------------
(State or other Jurisdiction of Incorporation) (IRS Employer Identification No.)

                               2828 NORTH HASKELL
                               DALLAS, TEXAS 75204
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (214) 841-6111
              (Registrant's telephone number, including area code)



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ITEM 7.  EXHIBITS:

(c)      Exhibits

These Exhibits are furnished pursuant to Item 9 and should not be deemed to be "filed" under the Securities Exchange Act of 1934.

      Exhibit No.             Exhibit
      -----------             -------
      99.1                    Affiliated Computer Services, Inc. Press Release
                              dated September 17, 2002.

ITEM 9.  REGULATION FD DISCLOSURE

On September 17, 2002, the Registrant announced that it had successfully completed an $875 million senior unsecured revolving credit facility with a term of 39 months. Wells Fargo Bank and JPMorgan Chase Bank acted as Co-Lead Arrangers, with Bank One, Key Corporate Capital, Bank of Tokyo-Mitsubishi, and Wachovia Bank in various Agent roles. The Registrant hereby incorporates by reference into this Item 9, the information set forth in its press release, dated September 17, 2002, a copy of which is furnished herewith as Exhibit 99.1. Pursuant to the rules and regulations of the Securities and Exchange Commission, such press release and the information set forth therein is deemed to be furnished and shall not be deemed to be filed.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 18, 2002

                                             Affiliated Computer Services, Inc.

                                             By:   /s/ Warren D. Edwards
                                                --------------------------------
                                                   Warren D. Edwards
                                                   Executive Vice President and
                                                   Chief Financial Officer



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                                INDEX TO EXHIBITS

      EXHIBIT
      NUMBER             DESCIPTION
      ------             ----------
      99.1               Affiliated Computer Services, Inc. Press Release dated
                         September 17, 2002.



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